Fees Summary	Oct. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,754,455.07
Previously Paid Amount	0.00
Total Fee Amount	413.64
Total Offset Amount	0.00
Net Fee	$ 413.64